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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 24, 2000
     ----------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            BLUESTONE SOFTWARE, INC.
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   DELAWARE                         000-26613                    22-2964141
--------------                ---------------------          ------------------
  (State of                   (Commission File No.)             (IRS Employer
Incorporation)                                               Identification No.)


                    300 STEVENS DRIVE, PHILADELPHIA, PA 19113
     ----------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (610) 915-5000
     ----------------------------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

     On October 24, 2000, Bluestone Software, Inc. ("Bluestone") and Hewlett-Packard Company ("HP") announced the companies have reached a definitive agreement under which HP will acquire Bluestone in a stock-for-stock strategic transaction. Under the terms of the agreement, Bluestone shareowners will receive 0.2433 pre-split shares of HP common stock (0.4866 shares on a post-split basis which was effectuated on October 27, 2000). The transaction is intended to be tax-free to Bluestone's shareowners and to be accounted for as a purchase. The completion of the transaction is subject to closing conditions and the approval of Bluestone shareowners.

     Upon completion of the transaction, Bluestone will become a wholly owned subsidiary of HP.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

       The following Exhibit is filed as part of this report:

99.1 Joint Press Release of Bluestone Software, Inc. and Hewlett-Packard Company dated October 24, 2000.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BLUESTONE SOFTWARE, INC.
                                               ------------------------
                                               (Registrant)

Date: November 6, 2000                         By: /s/ PAUL T. PORRINI
                                                   --------------------
                                                   Paul T. Porrini
                                                   Senior Vice President and
                                                   General Counsel



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                                  EXHIBIT INDEX

99.1 Joint Press Release of Bluestone Software, Inc. and Hewlett-Packard Company dated October 24, 2000.